The California Muni Fund
Dear Fellow Shareholder:

    The Net Asset Value of the California Muni Fund ended 1996 at $7.79 per share, and the Fund posted a dismal \'968.01% total return. This put the Fund at the bottom of all municipal funds as measured by Morningstar Inc., and it partially offset the superior positive return that was achieved in 1995.

    1996 was a disappointing year for the entire municipal bond market. Bond prices began the year at a peak and yields were at a low amidst high hopes for a balanced budget agreement between the Clinton Administration and Congress. Additionally the Federal Reserve actually lowered interest rates early in the year. But as the election season progressed, a budget deal became elusive; the possibility of income tax cuts reemerged-reducing the allure of tax free munis-and economic activity rebounded. These all combined to send shudders through the bond market.

    California Muni Fund's portfolio was not positioned to defend against these circumstances. A large portion of the Fund's assets, relative to other funds with similar investment objectives was in California bonds having a high degree of sensitivity to interest rate changes and adverse credit events. Lingering fallout from the 1994 Orange County bankruptcy continued to cause such issues to underperform.

    Nevertheless, the fundamental of low inflation prevailed through the year, and expectations of tax rate cuts faded as the election drew closer. With economic growth moderating in late summer and early fall, municipals began a recovery. However, late in the year this was snuffed out upon Federal Reserve Chairman Greenspan's warning that irrational exuberance may be gripping financial markets.

    Heading into 1997 we expect continued moderate growth and low inflation. Once again hopes are high for a balanced budget agreement, and in this environment we would expect a steady policy by the Federal Reserve. By most measures equity values are high relative to fixed income securities so a stable business climate should favorably affect the municipal market in 1997.

    In this climate zero coupon and other long duration bonds in the California market appear attractive. The yield spread between these and shorter duration credits is substantially greater than the spreads existing in the issues of most other states. We would expect this condition to return to normal, benefiting the Fund. We thank you for your continued support and we are looking forward to continuing to serve you in the future.

Sincerely,



Dr. Vincent J. Malanga
President

                              LINE CHART GOES HERE

                                   PIE CHART

THE CALIFORNIA MUNI FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
---------------------------------------------------------------------
ASSETS
  Cash .................................................. $    13,490
  Investment in securities at value
    (cost $16,775,950) ..................................  16,667,579
  Interest receivable ...................................     246,433
                                                          -----------
        Total assets ....................................  16,927,502
                                                          -----------
LIABILITIES
  Payables
    Dividends ...........................................      45,013
    Investment securities purchased .....................     496,160
  Accrued expenses ......................................     134,750
                                                          -----------
        Total liabilities ...............................     675,923
                                                          -----------

NET ASSETS consisting of:
  Accumulated net realized loss .........  $  (272,519)
  Unrealized depreciation of
    securities ..........................     (108,371)
  Paid-in-capital applicable to
    2,086,694 shares of beneficial
    interest (Note 4) ...................   16,632,469
                                           -----------    -----------
                                                          $16,251,579
                                                          ===========
NET ASSET VALUE PER SHARE ...............................       $7.79
                                                                =====



(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
---------------------------------------------------------------------
INVESTMENT INCOME
  Interest income ...........................             $1,158,971
EXPENSES (Notes 2 and 3)
  Management fee ............................  $71,024
  Custodian and accounting fees .............   71,221
  Transfer agent fees .......................   40,827
  Professional fees .........................   96,641
  Printing and postage ......................   14,196
  Interest ..................................   64,279
  Distribution expenses .....................   54,333
  Shareholder communication .................   23,850
  Trustees' fees ............................   19,038
  Miscellaneous .............................    8,633
                                               -------

        Total expenses ......................                 464,042
                                                           ----------
        Net investment income ...............                 694,929
                                                           ----------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
  Net realized gain on investments ..........                 100,733
  Unrealized depreciation of
    investments for the year ................                (876,013)
                                                           ----------
        Net loss on investments .............                (775,280)
                                                           ----------
NET DECREASE IN NET ASSETS FROM
OPERATIONS ..................................              $  (80,351)
                                                           ----------


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                     Year Ended     Year Ended
                                                     December 31,   December 31,
                                                        1996           1995
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ............................. $  694,929     $  678,642
  Net realized gain on investments ..................    100,733        152,418
  Unrealized appreciation (depreciation) of
    investments for the year ........................   (876,013)     3,192,187
      Net increase (decrease) in net assets
        from operations .............................    (80,351)     4,023,247
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income .............................   (694,929)      (678,642)
CAPITAL SHARE TRANSACTIONS (Note 4) .................  4,404,527     (1,279,945)
                                                     -----------    -----------
            Total increase ..........................  3,629,247      2,064,660
NET ASSETS:
  Beginning of year ................................. 12,622,332     10,557,672
                                                     -----------    -----------
  End of year .......................................$16,251,579    $12,622,332
                                                     ===========    ===========

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------------------------------------------------------
  Principal
   Amount                   Issue(degree)(degree)(degree)                         Type(degree)  Rating(degree)(degree)    Value
   ------                   -----                                                 ----          ------                    -----
$  100,000(D)  Arvin, Development Corporation, COP, RB, 8.75%, 9/1/18 ...........    FCLT     NR      $   24,516
 8,980,000     Bakersfield, COP, ETM, CAB, 4/15/21 ..............................    FCLT     AAA      2,213,300
   200,000     Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.47%, 6/1/15 .......    LRIB     AAA        189,528
   100,000     CSAC Finance Corp, COP, Sutter County Health Facilities
                 Project, 7.80%, 1/1/21 .........................................    FCLT     BAA1       101,848
   460,000     Cabrillo USD, CAB, AMBAC Insured, 8/1/19 .........................    FCLT     AAA        125,092
    75,000     California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                 5.70%, 8/1/10 ..................................................    FCSI     AAA         76,140
    40,000     California Health Facilities Authority, Pomona Valley Community
                 Hospital Project, Series A, 7.00%, 1/1/17 ......................    FCLT     A-          40,874

 1,400,000     California PCR, Southern California Edison, 4.70%, 2/28/08 .......    VRDN     A1+      1,399,972
   400,000     California Statewide Communities Development Authority,
                 Cedars Sinai Medical Project, COP, RB, 5.40%, 11/1/15 ..........    FCLT     A1         373,956
   300,000     California Statewide Communities Development Authority,
                 Cedars Sinai Medical Project, COP, RB, IFRN*, 6.97%,
                 11/1/15 ........................................................    LRIB     A1         251,625
   300,000     East Bay, Wastewater System Project, RB, Refunding, AMBAC
                 Insured, IFRN*, 7.17%, 6/1/20 ..................................    LRIB     AAA        281,064
   500,000     Foothill / Eastern Transportation Corridor Agency, Toll Road
                 Revenue, CAB, 1/1/26 ...........................................    FCLT     BBB-        80,455
   220,000     Hawthorne, CRA, TAR, 6.75%, 9/1/24 ...............................    FCLT     BAA        233,437
   700,000     Irvine Ranch Water District, COP, LOC Landesbank Hessen,
                 5.00%, 10/1/00 .................................................    VRDN     A1+        700,000
   170,000     Lake Elsinore, USD, Refunding, COP, 6.90%, 2/1/20 ................    FCLT     BBB        180,457
    15,000     Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 ...................    FCLT     A           15,469
   800,000     Los Angeles Regional Airports Improvement Corp, LOC Societe
                 Generale, VRDN, 4.95%, 12/1/25 .................................    VRDN     BBB+       800,000
   300,000     Los Angeles, Multiple Capital Facilities Project III, COP, 6.60%,
                 11/1/11 ........................................................    FCLT     BBB        309,768
 1,340,319     Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/1/29 ........    FCLT     NR         990,804
    35,000     Modesto, Valley Oak Project, RB, 10.60%, 5/1/09 ..................    FCSI     NR          35,968
   350,000     New Haven, USD, AMBAC Insured, CAB, 8/1/16 .......................    FCLT     AAA        111,871
   800,000     Newport Beach, Hoag Memorial Hospital, SPA Credit Suisse,
                 5.15%, 10/1/26 .................................................    VRDN     A1+        800,000
   250,000     Northern California Power Agency, Multiple Capital Facilities,
                 RB, MBIA Insured, IFRN*, 9.05%, 8/1/25 .........................    LRIB     AAA        286,205
   250,000     Northern California Transmission Agency, CA-ORE
                 Transmission Project, RB, MBIA Insured, IFRN*, 6.92%,
                 4/29/24 ........................................................    LRIB     AAA       225,770
   500,000++   Orange County Airport, RB, Refunding, MBIA Insured, 5.62%,
                 7/1/12 .........................................................    FCLT     AAA       499,485
   250,000     Orange County, LTA, RB, IFRN*, 7.50%, 2/14/11 ....................    LRIB     AA        266,348
   250,000     Orange County, LTA, RB, IFRN*, 6.85%, 2/14/11 ....................    LRIB     AAA       268,103
   250,000     Palmdale, SFRM, Series A, CAB, 3/1/17 ............................    FCLT     AAA        75,740
   200,000     Panoche, Water District, COP, 7.50%, 12/1/08 .....................    FCSI     BBB       216,714
   250,000     Rancho, Water District Financing Authority, RB, Prerefunded @
                 104, AMBAC Insured, IFRN*, 8.87%, 8/17/21 ......................    LRIB              AAA            $  303,263
   250,000     Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                 7.44%, 6/1/19 ..................................................    LRIB              AAA               242,593


THE CALIFORNIA MUNI FUND

December 31, 1996

---------------------------------------------------------------------------------------------------------------------------------
  Principal
   Amount                   Issue(degree)(degree)(degree)                            Type(D)          Rating(D)              Value
   ------                   -----                                                    ----             ------                 -----
$  565,000     Rio, USD, COP, FSA Insured, Convertible, CAB, 9/1/03,
                 STEP*** ........................................................    FCLT              AAA               391,720
   175,000     Riverside, HFA, Riverside Apartment Project, RB, 7.87%,
                 11/1/19 ........................................................    FCLT              BB-               171,523
 2,000,000     Salinas, Redevelopment Agency, TAB, CGIC Insured, Central
                 City Project, CAB, 11/1/22 .....................................    FCLT              AAA               455,480
   500,000     San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.57%,
                 7/1/16 .........................................................    INLT              AAA               501,425
   900,000     San Bernardino, COP, Series PA-38, MBIA Insured, IFRN*,
                 9.66%, 7/1/16, Rule 144A Security (restricted as to resale
                 except to qualified institutions)...............................    LRIB              AAA               864,252
   200,000     San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.53%,
                 4/22/09 ........................................................    LRIB              AAA               222,592
 1,440,000     San Jose, CRA, Series PA-42(I)A, TAB, MBIA Insured, IFRN*,
                 5.72%, 8/1/16, Rule 144A Security (restricted as to resale
                 except to qualified institutions) ..............................    LRIB              AAA             1,197,259
   250,000     Southern California Public Power Authority, FGIC Isured, IFRN*,
                 6.79%, 7/1/17 ..................................................    LRIB              AAA               234,435
   500,000     Southern California Public Power Authority, AMBAC Insured,
                 IFRN*, 6.19%, 7/1/15 ...........................................    LRIB              AAA               458,330
    55,000     Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/1/28 .....    FCLT              AAA                56,998
    30,000     Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B,
                 6.30%, 12/1/28 .................................................    FCLT              AAA                30,937
   250,000     Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E,
                 6.40%, 12/1/28 .................................................    FCLT              AAA               256,620
   100,000     Upland, HFA, RB, 7.85%, 7/1/20 ...................................    FCLT              BBB               105,643
                                                                                                                     -----------
                        Total Investments (Cost $16,775,950**)                                                       $16,667,579
                                                                                                                     ===========

  *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. (see Note 5). Rates shown are at year end.

 **Cost is the same for Federal income tax purposes.

***Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("Step Up") to another fixed rate until maturity.

(D)Denotes non-income producing security. Security in default.

 ++When-issued security.

                                     Legend

(left column)

    (degree)Type      FCLT     -Fixed Coupon Long Term
                      FCSI     -Fixed Coupon Short or Intermediate Term
                      LRIB     -Residual Interest Bond Long Term
                      INLT     -Indexed Inverse Floating Rate Bond Long Term
                      VRDN     -Variable Rate Demand Note

(deg)(deg)Ratings      If a security has a split rating the highest applicable
                       rating is used, including published ratings on identicial credits for individual securities not individually rated.
                       Ratings are unaudited.

                      NR       -Not Rated

(deg)(deg)(deg)Issue  AMBAC    American Municipal Bond Assurance Corporation
                      AMT      Alternative Minimum Tax
                      CAB      Capital Appreciation Bond
                      CGIC     Capital Guaranty Insurance Company
                      COP      Certificate of Participation
                      CRA      California Redevelopment Agency


(right column)
                      ETM      Escrowed to Maturity
                      FGIC     Financial Guaranty Insurance Corporation
                      FNMA     Federal National Mortgage Association
                      FSA      Financial Security Assurance, Inc.
                      GNMA     Government National Mortgage Association
                      HFA      Housing Finance Authority
                      LOC      Letter of Credit
                      LTA      Local Transportation Authority
                      MBIA     Municipal Bond Insurance Assurance Corporation
                      MFH      Multi Family Housing
                      PFA      Public Financing Authority
                      RB       Revenue Bond
                      SFRM     Single Family Residential Mortgage
                      SPA      Stand by Bond Purchase Agreement
                      TAB      Tax Allocation Bond
                      TAR      Tax Allocation Refunding
                      USD      Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------

(LEFT COLUMN)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.


(RIGHT COLUMN)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million.

    The Manager and the Fund's Trustees are cooperating in an investigation being conducted by the Securities and Exchange Commission concerning an affiliated fund. The Commission's staff indicated an intention to recommend to the Commission the commencement of certain proceedings.

    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing

THE CALIFORNIA MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------

(LEFT COLUMN)


other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

    Under a Distribution Agreement with Fundamental Service Corporation (FSC), an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Fees for those services aggregated approximately $28,000 for the year ended December 31, 1996.

    The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the year ended December 31, 1996 are set forth in the statement of operations.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

 4. Shares of Beneficial Interest

    As of December 31, 1996 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $16,632,469. Transactions in shares were as follows:

                                     Year Ended                Year Ended
                                  December 31, 1996        December 31, 1995
                                  ------------------       ------------------
                                  Shares      Amount       Shares      Amount
                                  ------      ------       ------      ------
Shares sold                    29,177,580  $234,552,576  7,881,857  $66,180,540
Shares issued on
  reinvestment of
  dividends                        58,802       472,727     60,506      494,825
Shares redeemed               (28,566,533) (230,620,776)(8,012,453) (67,955,310)
                              ------------ ------------  ---------   ----------
Net increase (decrease)           669,849  $  4,404,527    (70,090) ($1,279,945)
                              ============ ============  =========   ==========


(RIGHT COLUMN)

5. Complex Securities and Investment Transactions

   Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

   Investment Transactions:
    During the year ended December 31, 1996, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $12,309,736 and $13,435,031 respectively.

    As of December 31, 1996 the net unrealized depreciation of portfolio securities amounted to $108,371 composed of unrealized appreciation of $654,311 and unrealized depreciation of $762,682. The Fund has a capital loss carryforward of $272,500 expiring December 31, 2002 available to offset future capital gains.

6. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the year ended December 1996, were $2,000,000 and $823,000, respectively.

THE CALIFORNIA MUNI FUND

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1996
-------------------------------------------------------------------------------

7. Selected Financial Information
                                                                             Years Ended December 31,
                                                       --------------------------------------------------------------------------
                                                          1996      1995      1994        1993       1992
                                                          ----      ----      ---         ----       ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year ..................  $ 8.91     $ 7.10     $ 9.49      $ 8.81     $ 8.80
                                                       -------    -------    -------     -------    ------
Income from investment operations:
Net investment income ...............................     .409       .419       .553        .563       .604
Net realized and unrealized gains (losses)
  on investments ....................................   (1.120)     1.810     (2.390)       .876       .010
                                                       -------    -------    -------     -------    -------
        Total from investment operations ............    (.711)     2.229     (1.837)      1.439       .614
                                                       -------    -------    -------     -------    -------
Less Distributions:
Dividends from net investment income ................    (.409)     (.419)     (.553)      (.563)     (.604)
Dividends from net realized gains ...................       -          -          -        (.196)        -
                                                       -------    -------    -------     -------    -------
        Total distributions .........................    (.409)     (.419)     (.553)      (.759)     (.604)
                                                       -------    -------    -------     -------    -------
Net Asset Value, End of Year ........................  $ 7.79     $ 8.91     $ 7.10      $ 9.49     $ 8.81
                                                       =======    =======    =======     =======    =======
Total Return ........................................  (8.01%)    32.02%    (19.89%)     16.80%      7.23%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) .......................  16,252     12,622     10,558     16,280      11,549
Ratios to Average Net Assets:
  Interest expense ..................................    .45%       .39%       .98%       .39%        .16%
  Operating expenses ................................   2.81%      2.81%      2.50%      1.77%      *1.47%*
                                                       -------    -------    -------     -------    -------
        Total expenses ..............................   3.26%      3.20%      3.48%      2.16%      *1.63%*
                                                       =======    =======    =======     =======    =======
        Net investment income .......................   4.88%      5.02%      6.80%      6.04%      *6.87%*
Portfolio turnover rate .............................  89.83%     53.27%     15.88%     51.26%      18.91%
BANK LOANS

Amount outstanding at end of year (000 omitted) .....   $   0      $   0     $1,292     $3,714           0
Average amount of bank loans outstanding
   during the year (000 omitted) ....................   $ 823      $ 642     $1,690      $ 958         274
Average number of shares outstanding
   during the year (000 omitted) ....................   1,768      1,635      1,711      1,517       1,214
Average amount of debt per share during the year ....  $  .47     $  .39     $  .95      $ .63       $ .23

*These ratios are after expense reimbursement of .50% for each of the years ended December 31, 1993, and 1992.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1996 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1996, the results of its operations, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

                                                    S I G N A T U R E

New York, New York
February 21, 1997

      THE CALIFORNIA MUNI FUND
        90 Washington Street
         New York, NY 10006
           1-800-322-6864


         Independent Auditros
       McGladrey & Pullen, LLP
         New York, NY 10017

            Legal Counsel
       Kramer, Levin, Naftalis,
       Nessen, Kamin & Frankel
           919 Third Avenue
          New York, NY 10022




This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



THE CALIFORNIA MUNI FUND

    Annual Report
  December 31, 1996



THE CALIFORNIA MUNI FUND


      Double
Tax-Free Investing


   FUNDAMENTAL